UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, Radnor, PA
5 Radnor Corporate Center, Suite 500 100 Matsonford Rd, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;

Transfer of Listing.

On December 6, 2024, Marinus Pharmaceuticals, Inc. (the “Company”) received written notice (the “Bid Price Deficiency Notice”) from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that for the previous 30 consecutive business days, the bid price for the Company’s common stock, par value $0.001 (the “Common Stock”), had closed below the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The Bid Price Deficiency Notice has no effect at this time on the listing of the Common Stock, which continues to trade on The Nasdaq Global Market under the symbol “MRNS”.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until June 4, 2025 (the “Bid Price Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days during the 180-day compliance period.

If the Company does not regain compliance with the Minimum Bid Price Requirement by the Bid Price Compliance Date, the Company may be eligible for a second 180 calendar day compliance period. To qualify for this additional compliance period, the Company must submit an application to transfer to The Nasdaq Capital Market (the “Capital Market”), provided that it meets the market value of publicly held shares requirement for continued listing on the Capital Market and all other applicable requirements for initial listing on the Capital Market, other than the Capital Market’s bid price requirement. The Company would also need to pay an application fee and provide written notice to Nasdaq of its intention to cure the deficiency during the additional compliance period. As part of its review process to determine whether the additional compliance period is afforded to the Company, Nasdaq will make a determination of whether it believes the Company will be able to cure this deficiency. If the Company does not regain compliance within the allotted compliance period(s), including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Common Stock will be subject to delisting. At such time, the Company may appeal the delisting determination to a Nasdaq hearing panel.

Also on December 6, 2024, the Company received written notice (the “Market Value of Listed Securities Deficiency Notice”) from Nasdaq notifying the Company that for the previous 30 consecutive business days, the market value of the Common Stock remained below the $50.0 million minimum market value of listed securities requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”). The Market Value of Listed Securities Deficiency Notice has no effect at this time on the listing of the Common Stock, which continues to trade on The Nasdaq Global Market under the symbol “MRNS”.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days, or until June 4, 2025 (the “MVLS Compliance Date”), to regain compliance with the MVLS Requirement. To regain compliance with the MVLS Requirement, the market value of the Common Stock must close at $50.0 million or more for a minimum of 10 consecutive business days during the 180-day compliance period.

If the Company does not regain compliance with the MVLS Requirement by the MVLS Compliance Date, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Common Stock will be subject to delisting. At such time, the Company may appeal the delisting determination to a Nasdaq hearing panel. Alternatively, the Company may submit an application and pay the related fee to transfer to the Capital Market to take advantage of the Capital Market’s listing requirements, provided that it then satisfies the applicable requirements for continued listing on the Capital Market.

The Company intends to actively monitor the minimum bid price and the market value of the Common Stock and may, if appropriate, consider implementing available options to regain compliance with the Minimum Bid Price Requirement and the MVLS Requirement.

There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement, the MVLS Requirement or maintain compliance with any other listing requirements.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the Company’s ability to regain compliance with the Minimum Bid Price Requirement and the MVLS Requirement, the Company’s intentions to actively monitor the minimum bid price and the market value of the Common Stock, actions to be taken by Nasdaq, and the Company’s plans to consider implementing available options to regain compliance with the Minimum Bid Price Requirement and the MVLS Requirement. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including the risk that the Company may not meet the Minimum Bid Price Requirement or the MVLS Requirement during any compliance period or in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting if necessary, the risk that the Company may not ultimately meet applicable Nasdaq requirements if any such relief is necessary, among other risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q, as well as any amendments thereto reflected in subsequent filings with the United States Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: December 10, 2024	/s/ Steven Pfanstiel
Steven Pfanstiel
Chief Operating Officer, Chief Financial Officer and Treasurer